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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    OCTOBER 28, 1998
                                                 ----------------------------


                              CELLPRO, INCORPORATED
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               (Exact name of registrant as specified in charter)



          DELAWARE                    0-19472                    94-3087971
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(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                    File Number)           Identification No.)



  22215 26TH AVENUE S.E., BOTHELL, WA                       98021
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code  (206) 485-7644
                                                    ------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 3.  Bankruptcy or Receivership

                  A. On October 28, 1998, CellPro, Incorporated filed a voluntary petition as debtor and debtor in possession under Chapter 11 of the United States Bankruptcy Code, Case No. 98-13604 in the United States Bankruptcy Court for the Western District of Washington, Judge Karen Overstreet presiding.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CellPro, Incorporated
                            --------------------
                                     (Registrant)


Date:  November 2, 1998     /s/ Mark J. Handfelt
                            --------------------
                            Name:    Mark J. Handfelt
                            Title:   Executive Vice President, General Counsel
                                     and Acting Chief Operating Officer